Exhibit 10.8

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

Date: August 19, 2010

WARRANT FOR THE PURCHASE OF SHARES OF

COMMON STOCK OF UPSTREAM WORLDWIDE, INC.

THIS IS TO CERTIFY that, for value received, ________ (the “Holder”), is entitled to purchase, subject to the terms and conditions hereinafter set forth, _________ shares of Upstream Worldwide, Inc., a Delaware corporation (the “Company”) common stock, $0.0001 par value per share (“Common Stock”), and to receive certificates for the Common Stock so purchased. The exercise price of this Warrant is $0.06 per share, subject to adjustment as provided below (the “Exercise Price”).

1.        Exercise Period. This Warrant shall be exercisable at any time by the Holder beginning on the date listed above (the “Issuance Date”), and ending at 5:00 p.m., New York time, three years thereafter (the “Exercise Period”). This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

2.        Exercise of Warrant; Cashless Exercise.

(a)          Subject to Section 2(d), this Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period. Such exercise shall be accomplished by tender to the Company of an amount equal to the Exercise Price multiplied by the number of underlying shares being purchased (the “Purchase Price”), either (a) in cash, by wire transfer or by certified check or bank cashier’s check, payable to the order of the Company, or (b) by surrendering such number of shares of Common Stock received upon exercise of this Warrant in accordance with Section 2(b) below, or (c) by a combination of any of the foregoing methods.

(b)           If the Fair Market Value (as defined below) of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled). The Company shall issue to the Holder the number of Shares of Common Stock computed using the following formula:

X = Y (A-B)
A

Where:
X      =      the number of shares of Common Stock to be issued to Holder;

Y      =      the portion of the Warrant (in number of shares of Common
 Stock) being exercised by Holder (at the date of such
 calculation);

A      =     the Fair Market Value (as defined below); and

B      =      Exercise Price (as adjusted to the date of such calculation).

For purposes of this Warrant, Fair Market Value shall mean:

“Fair Market Value” shall mean: (i) if the principal trading market for such securities is a national securities exchange, or the Over-the-Counter Bulletin Board (“OTCBB”) (or a similar system then in use), the last reported sales price on the principal market on the Exercise Date or if the Exercise Date (defined in Section 2(c) below) is not a trading day, the trading day immediately prior to such an Exercise Date; or (ii) if (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market or the Pink OTC Markets, Inc. (or a similar system then in use), the last reported sale price, or if unavailable, the average of the high bid and low ask prices so reported on the Exercise Date or if the Exercise Date is not a trading day on the trading day immediately prior to such Exercise Date.  Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Value shall be determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company.

(c)           Upon receipt of the Purchase Price in Section 2(a) or the shares of Common Stock in Section 2(b), together with presentation and surrender to the Company of this Warrant with an executed subscription form in substantially the form attached hereto as Exhibit A (the “Subscription”), the Company will deliver to the Holder, as promptly as possible, a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder or its transferee (as permitted under Section 3 below). With respect to any exercise of this Warrant, the Holder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date a properly executed Subscription and payment is received by the Company (the “Exercise Date”), irrespective of the date of delivery of the certificate evidencing such shares, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. Fractional shares of Common Stock will not be issued upon the exercise of this Warrant. In lieu of any fractional shares that would have been issued but for the immediately preceding sentence, the Holder will be entitled to receive cash equal to the Fair Market Value of such fraction of a share of Common Stock on the Exercise Date. In the event this Warrant is exercised in part, the Company shall issue a new Warrant to the Holder covering the aggregate number of shares of Common Stock as to which this Warrant remains exercisable for.

(d)           The exercise of this Warrant shall not be made by the Holder with respect to an amount that would be exercisable into that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on the Exercise Date, (ii) any Common Stock issuable in connection with the conversion of the Holder’s Series B Preferred Stock, (iii) any Common Stock issuable in connection with the unexercised portion of this Warrant, and (iv) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this provision is being made, which would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of the Common Stock; provided, however, that this limitation shall not apply if the Holder who is an executive officer or director of the Company. For the purposes of this Section 2(d), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 and Rule 13d-3 thereunder. The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 2(d) will limit any exercise hereunder and to the extent that such holder determines that the limitation contained in this Section 2(d) applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder.

3.           Transferability and Exchange.

(a)           This Warrant, and the Common Stock issuable upon the exercise hereof, may not be sold, transferred, pledged or hypothecated unless the Company shall have been provided with an opinion of counsel reasonably satisfactory to the Company that such transfer is not in violation of the Securities Act of 1933 (“Securities Act”), and any applicable state securities laws. Subject to the satisfaction of the aforesaid condition, this Warrant and the underlying shares of Common Stock shall be transferable from time to time by the Holder upon written notice to the Company. If this Warrant is transferred, in whole or in part, the Company shall, upon surrender of this Warrant to the Company, deliver to each transferee a Warrant evidencing the rights of such transferee to purchase the number of shares of Common Stock that such transferee is entitled to purchase pursuant to such transfer. The Company may place a legend similar to the legend at the top of this Warrant on any replacement Warrant and on each certificate representing shares issuable upon exercise of this Warrant or any replacement Warrants. Only the registered Holder may enforce the provisions of this Warrant against the Company. A transferee of the original registered Holder becomes a registered Holder only upon delivery to the Company of the original Warrant and an original Assignment, substantially in the form set forth in Exhibit B attached hereto.

(b)           This Warrant is exchangeable upon its surrender by the Holder to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender (not to exceed the aggregate number of shares underlying this Warrant).

(c)           For a period of twelve (12) months from the Issuance Date, the Holder may not, directly or indirectly, (i) sell, offer to sell, contract or agree to sell, hypothecate, or pledge this Warrant, in whole or in part, or any Common Stock receivable from the exercise therefrom (each a “Security”, collectively the “Securities”), (ii) sell, transfer or grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act of 1934 and the rules and regulations of the Securities Exchange Commission promulgated thereunder with respect to any Security or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Security, or any rights to purchase the Security, whether any such transaction is to be settled by delivery of the Security or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing to be bound by the terms of this Warrant, (b) dispositions to any trust by such Holder or such Holder’s principal’s direct or indirect benefit and/or such Holder’s principal’s immediate family, provided that such trust agrees in writing to be bound by the terms of this Warrant, or (c) private sales provided that the purchaser agree in writing to be bound by the terms of this Warrant.

4.           Adjustments to Exercise Price and Number of Shares Subject to Warrant. The Exercise Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 4. For the purpose of this Section 4, “Common Stock” means shares now or hereafter authorized of any class of common stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount (excluding, and subject to any prior rights of, any class or series of preferred stock).

(a)           In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock to holders of shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the Exercise Price in effect at the time of the record date for such dividend or on the effective date of such subdivision, combination or reclassification, and/or the number and kind of securities issuable on such date, shall be proportionately adjusted so that the Holder of the Warrant thereafter exercised shall be entitled to receive the aggregate number and kind of shares of Common Stock (or such other securities other than Common Stock) of the Company, at the same aggregate Exercise Price, that, if such Warrant had been exercised immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b)           In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of cash, evidences of indebtedness or assets, or subscription rights or warrants, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on such record date, less the amount of cash so to be distributed or the Fair Market Value (as determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company) of the portion of the assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants, applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c)           Notwithstanding any provision herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 4(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

(d)           In the event that at any time, as a result of an adjustment made pursuant to Section 4(a) above, the Holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4, and the other provisions of this Warrant shall apply on like terms to any such other shares.

(e)           If the Company merges or consolidates into or with another corporation or entity, or if another corporation or entity merges into or with the Company (excluding such a merger in which the Company is the surviving or continuing corporation and which does not result in any reclassification, conversion, exchange, or cancellation of the outstanding shares of Common Stock), or if all or substantially all of the assets or business of the Company are sold or transferred to another corporation, entity, or person, then, as a condition to such consolidation, merger, or sale (any a “Transaction”), lawful and adequate provision shall be made whereby the Holder shall have the right from and after the Transaction to receive, upon exercise of this Warrant and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock that would have been issuable if this Warrant had been exercised immediately before the Transaction, such shares of stock, securities, or assets as the Holder would have owned immediately after the Transaction if the Holder have exercised this Warrant immediately before the effective date of the Transaction.

(f)           In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall effect such adjustment, on a basis consistent with the essential intent and principles established in this Section 4, as may be necessary to preserve, without dilution, the purchase rights represented by this Warrant.

5.           Registration Rights.

(a)           No Registration Under the Securities Act. The Warrant has not been registered under the Securities Act of 1933 (the “Securities Act”). When exercised, the stock certificates shall bear the legend below unless the shares of Common Stock are issued in a cashless exercise pursuant to Section 2 hereof and one year has elapsed since the date of the issuance of this Warrant.

“The securities represented by this certificate have not been registered under the Securities Act of 1933 (the “Securities Act”), and may not be offered for sale or sold except pursuant to (i) an effective registration statement under the Securities Act, or (ii) an opinion of counsel to the issuer of these securities that an exemption from registration under the Securities Act is available”.

(b)           Registration. The Holder is not entitled to registration rights.

6.           Reservation of Common Stock. The Company agrees at all times to reserve and hold available out of its authorized but unissued shares of Common Stock the number of shares of Common Stock issuable upon the full exercise of this Warrant. The Company further covenants and agrees that all shares of Common Stock that may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

7.           Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which may include a surety bond), if requested. Applicants for a new Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company's obligation to issue the new Warrant.

8.           Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Common Stock or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Common Stock upon exercise hereof.

9.           Notices to Holder. Upon any adjustment of the Exercise Price (or number of shares of Common Stock issuable upon the exercise of this Warrant) pursuant to Section 4, the Company shall promptly thereafter cause to be given to the Holder written notice of such adjustment. Such notice shall include the Exercise Price (and/or the number of shares of Common Stock issuable upon the exercise of this Warrant) after such adjustment, and shall set forth in reasonable detail the Company’s method of calculation and the facts upon which such calculations were based. Where appropriate, such notice shall be given in advance and included as a part of any notice required to be given under the other provisions of this Section 9.In the event of (a) any fixing by the Company of a record date with respect to the holders of any class of securities of the Company for the purpose of determining which of such holders are entitled to dividends or other distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, (b) any capital reorganization of the Company, or reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets or business of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (c) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will give the Holder a written notice specifying, as the case may be (i) the record date for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right; or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such capital stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock securities) for securities or other property deliverable upon such event. Any such notice shall be given at least 10 days prior to the earliest date therein specified.

10.          No Rights as a Shareholder. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company, nor to any other rights whatsoever except the rights herein set forth. Provided, however, the Company shall not close any merger arising out of any merger agreement in which it is not the surviving entity, or sell all or substantially all of its assets unless the Company shall have first provided the Holder with 20 days’ prior written notice.

11.          Additional Covenants of the Company. If upon issuance of any shares for which this Warrant is exercisable, the Common Stock is listed for trading or trades on any national securities exchange including The Nasdaq Stock Market, the Company shall, at its expense, promptly obtain and maintain the listing or qualifications for trading of such shares.

 The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934 for so long as and to the extent that such requirements apply to the Company.

The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, shares of Common Stock issuable from time to time upon exercise of this Warrant, (b) will not increase the par value of any shares of Common Stock issuable upon exercise of this Warrant above the amount payable therefor upon such exercise, and (c) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable stock.

12.          Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

13.          Notices. The Company agrees to maintain a ledger of the ownership of this Warrant (the “Ledger”). Any notice hereunder shall be given by FedEx or other overnight delivery service for delivery on the next business day if to the Company, at its principal executive office and, if to the Holder, to their address shown in the Ledger of the Company; provided, however, that either the Company or the Holder may at any time on three days’ written notice to the other designate or substitute another address where notice is to be given. Notice shall be deemed given and received after a FedEx or other overnight delivery service is delivered to the carrier.

14.          Severability. Every provision of this Warrant is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.

15.          Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without regard to choice of law considerations.

16.          Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Warrant, the prevailing party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedies.

17.          Entire Agreement. This Warrant (including the Exhibits attached hereto) constitutes the entire understanding between the Company and the Holder with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, agreements and understandings relating to such subject matter.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

Upstream Worldwide, Inc.

By:
Daniel Brauser
Chief Financial Officer

Exhibit A

SUBSCRIPTION FORM

(To be Executed by the Holder to Exercise the Rights To Purchase Common Stock Evidenced by the Within Warrant)

The undersigned hereby irrevocably subscribes for _______ shares of the Common Stock (the “Stock”) of Upstream Worldwide, Inc. (the “Company”) pursuant to and in accordance with the terms and conditions of the attached Warrant (the “Warrant”), and hereby makes payment of $_______ therefore by [tendering cash, wire transferring or delivering a certified check or bank cashier’s check, payable to the order of the Company] [surrendering _______ shares of Common Stock received upon exercise of the Warrant, which shares have an aggregate fair market value equal to such payment as required in Section 2 of the Warrant]. The undersigned requests that a certificate for the Stock be issued in the name of the undersigned and be delivered to the undersigned at the address stated below. If the Stock is not all of the shares purchasable pursuant to the Warrant, the undersigned requests that a new Warrant of like tenor for the balance of the remaining shares purchasable thereunder be delivered to the undersigned at the address stated below.

In connection with the issuance of the Stock, I hereby represent to the Company that I am acquiring the Stock for my own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933 (the “Securities Act”).I understand that if at this time the Stock has not been registered under the Securities Act, I must hold such Stock indefinitely unless the Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification. I shall make no transfer or disposition of the Stock unless (a) such transfer or disposition can be made without registration under the Securities Act by reason of a specific exemption from such registration and such qualification, or (b) a registration statement has been filed pursuant to the Securities Act and has been declared effective with respect to such disposition. I agree that each certificate representing the Stock delivered to me shall bear substantially the same as set forth on the front page of the Warrant.

I further agree that the Company may place stop transfer orders with its transfer agent same effect as the above legend. The legend and stop transfer notice referred to above shall be removed only upon the opinion of the Company’s counsel to the effect that such legend may be removed.

Date:	Signed:
Print Name:
Address:

Date:	Signed:
Print Name:
Address:

Exhibit B

ASSIGNMENT

(To be Executed by the Holder to Effect Transfer of the Attached Warrant)

For Value Received __________________________ hereby sells, assigns and transfers to _________________________ the Warrant attached hereto and the rights represented thereby to purchase _________ shares of Common Stock in accordance with the terms and conditions hereof, and does hereby irrevocably constitute and appoint ___________________________ as attorney to transfer such Warrant on the books of the Company with full power of substitution.

Dated:	Signed:

Please print or typewrite	Please insert Social Security
name and address of	or other Tax Identification
assignee:	Number of Assignee:

Dated:	Signed:

Please print or typewrite	Please insert Social Security
name and address of	or other Tax Identification
assignee:	Number of Assignee: